UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
September 26, 2007 (September 26, 2007)

Aircastle Limited

(Exact name of registrant as specified in its charter)

Bermuda

(State or other jurisdiction of incorporation)

001-32959 (Commission File Number)	98-0444035 (IRS Employer Identification No.)

c/o Aircastle Advisor LLC 300 First Stamford Place, Stamford, Connecticut (Address of principal executive offices)	06902 (Zip Code)

(203) 504-1020
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01 Other Events.

On May 22, 2007, a subsidiary of Aircastle Limited (“Aircastle” or the “Company”) completed the sale of an aircraft, the operating results of which were previously reported within the Aircraft Leasing segment of our consolidated financial statements in prior periods. We received net cash of approximately $35.2 million from the sale of this aircraft. In accordance with Statement of Financial Accounting Standards, or SFAS, No. 144, Accounting for the Impairment or Disposal of Long–Lived Assets, the results of operations and balance sheets related to this aircraft in the Form 10-Q for each of the quarterly periods ended March 31, 2007 and June 30, 2007 were presented as discontinued operations for all periods presented.

The rules of the Securities and Exchange Commission (the “SEC”) require that when a registrant prepares, on or after the date a registrant reports a discontinued operation, a new registration, proxy or information statement (or amends a previously filed registration, proxy or information statement) that includes or incorporates by reference financial statements, the registrant must recast the prior period annual and relevant interim financial statements included or incorporated by reference in the registration, proxy or information statement to reflect the discontinued operation. Accordingly, we are filing this Form 8–K to recast certain information included in our Annual Report on Form 10-K, filed with the SEC on March 22, 2007 for the year ended December 31, 2006 (our “Form 10-K”), including our consolidated financial statements for each of the three years in the period ended December 31, 2006, to reflect the presentation of the operating results of this sold aircraft as discontinued operations. The updates do not represent a restatement of previously issued financial statements.

The following recast information is presented in Exhibit 99.1 to this Current Report on Form 8–K and incorporated herein by reference:

•	Part I, Item 1, Business
•	Part II, Item 6, Selected Financial Data
•	Part II, Item 7, Management’s Discussion and Analysis of Financial Condition and Results of Operations
•	Part II, Item 8, Audited Consolidated Financial Statements

Exhibit 99.1 does not reflect events occurring after the filing of our Form 10-K for the year ended December 31, 2006 and nothing in Exhibit 99.1 modifies or updates the disclosures in our Form 10-K, other than as required to reflect the changes in discontinued operations described above. For example, this Current Report on Form 8-K does not update the disclosures contained in Management’s Discussion and Analysis of Financial Condition and Results of Operations in the Form 10-K, other than as required to reflect the presentation of the operating results of the above-described aircraft as discontinued operations. Significant developments with respect to those disclosures, as well as other changes to our business, have occurred and are described in subsequent filings with the SEC, including our Quarterly Reports on Form 10-Q for each of the quarterly periods ended March 31, 2007 and June 30, 2007.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
23.1	Consent of Ernst & Young LLP
99.1	Recast information
Part I, Item 1: Business
Part II, Item 6: Selected Financial Data
Part II, Item 7: Management’s Discussion and Analysis of Financial Condition and Results of Operation
Part II, Item 8: Financial Statements and Supplementary Data

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIRCASTLE LIMITED (Registrant)
/s/ David Walton
David Walton
Chief Operating Officer, General Counsel and Secretary

Date: September 26, 2007

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Ernst & Young LLP
99.1	Recast information
Part I, Item 1: Business
Part II, Item 6: Selected Financial Data
Part II, Item 7: Management’s Discussion and Analysis of Financial Condition and Results of Operation
Part II, Item 8: Financial Statements and Supplementary Data